                         NICHOLAS-APPLEGATE FUND, INC.
                     NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                      Statement of Additional Information
                              dated March 4, 1997

  Nicholas-Applegate Growth Equity Fund (the "Fund") is a series of Nicholas-Applegate Fund, Inc. (the "Company"), an open-end, diversified management investment company incorporated under the laws of Maryland. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing principally in a diversified portfolio of common stocks and securities convertible into or exercisable for common stocks, the earnings and securities prices of which its Investment Adviser expects to grow at a rate above the rate of the Standard & Poor's 500 Stock Price Index (the "S&P 500"). The Fund intends to invest primarily in companies having middle market capitalizations and above. Companies which have market capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market" Capitalization companies. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies".

  The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852. The Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March 4, 1997, a copy of which may be obtained from the Fund upon request.





                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----- ---------------
General Information......................................  B-2          17
Investment Objective and Policies........................  B-2           7
Investment Restrictions..................................  B-6          11
Directors and Principal Officers.........................  B-8          11
Manager..................................................  B-11         11
Investment Adviser.......................................  B-12         12
Distributor..............................................   B-14        12
Portfolio Transactions and Brokerage.....................   B-17        14
Purchase and Redemption of Fund Shares...................   B-19        18
Shareholder Investment Account...........................   B-22        18
Net Asset Value..........................................   B-26        15
Dividends, Distributions and Taxes.......................   B-27        16
Performance Information..................................   B-29        15
Custodian, Transfer and Dividend Disbursing Agent and In-
 dependent Accountants...................................   B-30        14
Financial Statements.....................................   B-31       --
Report of Independent Accountants........................   B-41       --
Appendix I--Historical Performance Data..................  I-1         --
Appendix II--General Investment Information..............  II-1        --
Appendix III--Information Relating to The Prudential.....  III-I       --

-------------------------------------------------------------------------------
MF151B

                              GENERAL INFORMATION

  The Company began business as a closed-end diversified management investment company in April 1987 under the name "Nicholas-Applegate Growth Equity Fund, Inc." Pursuant to its Charter, the Fund converted to an open-end investment company (commonly referred to as a "mutual fund") on June 10, 1991, at which time the name of the Company was changed to "Nicholas-Applegate Fund, Inc."

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

  The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or exercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which Nicholas-Applegate Capital Management, the Fund's investment adviser ("Nicholas-Applegate" or the "Investment Adviser"), expects to grow at a rate above that of the S&P 500. The Fund's investment objective and certain other policies described under "Investment Restrictions" are fundamental policies that may not be changed without the vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective, see "Description of the Fund-- Investment Objective" in the Prospectus.

INVESTMENT POLICIES AND PRACTICES

  For a description of the Fund's investment policies and practices, and certain of the risks associated therewith, see "How the Fund Invests-- Investment Policies and Practices" in the Prospectus.

  CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in securities which may be exchanged for, converted into or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Fund does not contemplate investing more than 5% of its total assets in fixed income convertible securities and warrants in the coming year.

  SHORT-TERM INVESTMENTS. To the extent that the Fund is or becomes a shareholder in a money market mutual fund, the Fund will bear its ratable share of such fund's expenses, including management fees, and will remain subject to payment of the management fee to the Manager with respect to the Fund's assets so invested.

  PUT AND CALL OPTIONS. The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to certain restrictions. The Fund does not presently intend to purchase options that are not traded on a national securities exchange. See "Description of the Fund--Investment Policies and Practices--Put and Call Options" in the Prospectus.

  If the Fund purchases a listed put option, it acquires the right to sell the underlying security at a specified price at any time during the term of the option. Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

  If the Fund purchases a listed call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option can be either a speculative practice to realize gains if the market price of the underlying security increases above the strike price during the term of the option and the option is sold at that time, or as a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

  The Fund may also purchase "put" and "call" options with respect to the S&P
500. Such options may be purchased as a speculative technique, as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on the S&P 500 would be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks. The Investment Adviser currently uses such techniques in conjunction with the management of other accounts.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase put or call options only with respect to the S&P 500, which index it believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

  The use of options as an investment technique of the Fund is restricted by the Company's election to be subject to Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes".

  SHORT SALES. The Investment Adviser's growth equity management approach is aimed principally at identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500. However, the Investment Adviser believes that its approach also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

  In a short sale that is not "against the box", the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

  If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund would deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund could close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Investment Adviser has had experience in using short sales under similar circumstances for its separate accounts since 1985.

ILLIQUID SECURITIES

  The Fund may not invest more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  BORROWING POLICY. Although the Fund is authorized to borrow money from time to time in amounts of up to 30% of the value of its total assets at the time of such borrowings, the Board of Directors has adopted a policy that the Fund may borrow an amount equal to no more than 30% of the value of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. See "Investment Restrictions". This Board policy is not a fundamental policy of the Fund and the Board of Directors may change its current policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Fund's portfolio.

  1. The Fund may not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer. However, up to 25% of the Fund's total assets may be invested without regard to this limitation. In addition, this restriction does not apply to investments in securities of the U.S. Government and its agencies.

  2. The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

  3. The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments in securities of the U.S. Government or its agencies.

  4. The Fund may not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

  5. The Fund may not write put or call options or purchase any securities on margin, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  6. The Fund may not make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by, the Company's Board of Directors.

  7. The Fund may borrow money on a secured or unsecured basis for any purpose (including short-term credit referred to in restriction 5 above) in amounts not exceeding 30% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

  8. The Fund may not pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 7 above.

  9. The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

  10. The Fund may not invest more than 10% of the value of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale, or more than 20% of the value of its total assets in securities of foreign issuers and American Depository Receipts.

  11. The Fund may not purchase or sell commodities or commodity contracts, including options contracts and options on futures contracts. For purposes of this investment restriction, futures contracts are deemed to be commodity contracts.

  12. The Fund may not issue any securities senior to its Common Stock, except that the Fund may borrow money as permitted by restriction 7 above.

  As a matter of policy, the Board of Directors has determined that the Fund's Investment Adviser will not be authorized to (i) make loans of its portfolio securities in excess of 10% of the value of its total assets, (ii) make short sales or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets arising in connection with short sales aggregating more than 25% of the Fund's total assets, taken at market value, (iii) invest in listed covered call options in excess of 5% of the market value of the Fund's assets as of the date of investment, or invest in listed covered put options in excess of 5% of the market value of the Fund's assets as of the date of investment or (iv) borrow money for any purpose. These are not fundamental policies of the Fund and the Company's Board of Directors reserves the right to change any such determination in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

                       DIRECTORS AND PRINCIPAL OFFICERS

  The names and addresses of the Directors and principal officers of the Company are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

                           POSITION WITH          PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS          THE FUND               AND OTHER AFFILIATIONS
 ----------------          -------------          ----------------------
                           Director and   Managing Partner and Chief Investment
                           Chairman        Officer, Nicholas-Applegate Capital
 *Arthur E. Nicholas (50)                  Management (since August 1984),
 600 West Broadway                         Trustee and Chairman of the Board of
 29th Floor                                Trustees, Nicholas-Applegate
 San Diego, California                     Investment Trust (since 1993).
 Fred C. Applegate (51)    Director       President, Hightower Management Co.
 885 La Jolla Corona Court                 (since January 1992); President,
 La Jolla, California                      Nicholas-Applegate Capital
                                           Management (August 1984-December
                                           1991), Trustee and Chairman of the
                                           Board of Trustees, Nicholas-
                                           Applegate Mutual Funds (since 1993).
 Dann V. Angeloff (61)     Director       President, The Angeloff Company
 727 West Seventh Street                   (corporate financial advisers)
 Los Angeles, California                   (since 1976); Trustee (1979-1987)
                                           and University Counselor to the
                                           President (since 1987), University
                                           of Southern California; Director,
                                           Public Storage, Inc. (since 1980)
                                           (real estate investment trust); SEDA
                                           Specialty Packaging, Inc. (since
                                           1993); Trustee, Nicholas-Applegate
                                           Investment Trust (since 1993).
 Theodore J. Coburn (43)   Director       Partner, Brown, Coburn & Co.
 17 Cotswold Road                          (investment banking firm) (since
 Brookline, Massachusetts                  1991); research associate at Harvard
                                           Graduate School of Education (since
                                           September 1996); formerly Managing
                                           Director of Global Equity
                                           Transactions Group and Member of
                                           Board of Directors, Prudential
                                           Securities (September 1986-June
                                           1991); Trustee, Nicholas-Applegate
                                           Investment Trust (since 1993).
                                           Director, Emerging Germany Fund
                                           (since 1995); Moovies, Inc. (since
                                           1991).
 *Robert F. Gunia (50)     Director and   Comptroller, Prudential Investments
 One Seaport Plaza         Vice President  (since May 1996); Executive Vice
 New York, New York                        President and Treasurer, Prudential
                                           Mutual Fund Management LLC (PMF);
                                           Senior Vice President (since March
                                           1987) of Prudential Securities
                                           Incorporated (Prudential
                                           Securities); formerly Chief
                                           Administrative Officer (July 1990-
                                           September 1996), Director (January
                                           1989-September 1996), Executive Vice
                                           President, Treasurer and Chief
                                           Financial Officer (June 1987-
                                           September 1996) of Prudential Mutual
                                           Fund Management, Inc.; Vice
                                           President and Director of The Asia
                                           Pacific Fund, Inc. (since May 1989);
                                           Director of The High Yield Income
                                           Fund, Inc. (since October 1996).
 *+Arthur B. Laffer (56)   Director       Chairman, A.B. Laffer, V.A. Canto &
 5405 Morehouse Drive                      Associates (economic consulting)
 #340                                      (since 1979); Chairman, Laffer
 San Diego, California                     Advisors Incorporated (economic
                                           consulting) (since 1981); Director
                                           U.S. Filter Corporation (since March
                                           1991); Coinmach Laundry Corporation
                                           (since September 1996); Cashyn Corp.
                                           (since January 1997) and MasTec,
                                           Inc. (construction) (since 1994);
                                           Chairman, Calport Asset Management,
                                           Inc. (since 1992); formerly
                                           Distinguished University Professor
                                           and Director, Pepperdine University
                                           (September 1985-May 1988) and
                                           Professor of Business Economics,
                                           University of Southern California
                                           (1978-1984); Trustee, Nicholas-
                                           Applegate Mutual Funds (since 1993).

                          POSITION WITH            PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS         THE FUND                 AND OTHER AFFILIATIONS
 ----------------         -------------            ----------------------
 Charles E. Young (65)    Director            Chancellor, UCLA (since
 2147 Murphy Hall                              September 1968); Director of
 Los Angeles, California                       Intel Corp. (since April
                                               1974), Academy of Television
                                               Arts and Sciences Foundation,
                                               (since October 1988), Los
                                               Angeles World Affairs Council
                                               (since October 1977) and Town
                                               Hall of California (since
                                               1982); Trustee, Nicholas-
                                               Applegate Mutual Funds (since
                                               1993).
 Jack C. Marshall (39)    President           Partner (since 1992), Portfolio
 600 West Broadway                             Manager (since 1989),
 29th Floor                                    Nicholas-Applegate Capital
 San Diego, California                         Management (since 1989).
 Grace Torres (37)        Treasurer and       First Vice President (since
 One Seaport Plaza        Chief Accounting     December 1996), Prudential
 New York, New York       Officer              Mutual Fund Management, Inc.;
                                               formerly First Vice President
                                               of Prudential Securities
                                               (March 1994-September 1996);
                                               Vice President, Bankers Trust
                                               Corporation (July 1989-March
                                               1994).
 Stephen M. Ungerman (43) Assistant Treasurer Tax Director of Prudential
 Gateway Center Three                          Investments and the Private
 Newark, NJ 07102                              Asset Group of Prudential
                                               (since March 1996); First Vice
                                               President of Prudential Mutual
                                               Fund Management, Inc.
                                               (February 1993-September
                                               1996); prior thereto, Senior
                                               Tax Manager of Price
                                               Waterhouse (1981-January
                                               1993).
 S. Jane Rose (51)        Secretary           Senior Vice President (since
 One Seaport Plaza                             December 1996) of PMF; Senior
 New York, New York                            Vice President (January 1991-
                                               September 1996) and Senior
                                               Counsel (June 1987-September
                                               1996) of Prudential Mutual
                                               Fund Management, Inc.; Senior
                                               Vice President and Senior
                                               Counsel (since July 1992) of
                                               Prudential Securities;
                                               formerly Vice President and
                                               Associate General Counsel of
                                               Prudential Securities.
 Robert E. Carlson (66)   Assistant Secretary Partner, Paul, Hastings,
 555 South Flower Street                       Janofsky & Walker LLP (law
 22nd Floor                                    firm) since August 1988;
 Los Angeles, California                       formerly Partner (through his
                                               Professional Corporation),
                                               Hufstedler, Miller, Carlson &
                                               Beardsley (law firm) (1967-
                                               1988).
 Deborah A. Docs (39)     Assistant Secretary Vice President and Associate
 One Seaport Plaza                             General Counsel (since
 New York, New York                            December 1996) of PMF; Vice
                                               President and Associate
                                               General Counsel (June 1991-
                                               September 1996) of Prudential
                                               Mutual Fund Management, Inc.;
                                               Vice President and Associate
                                               General Counsel of Prudential
                                               Securities.

----------
* An "interested" Director of the Company as defined in the Investment Company Act.
+ A.B. Laffer, V.A. Canto & Associates (formerly A.B. Laffer Associates), of which Mr. Laffer is the Chairman, received $100,000 in 1995 and $100,000 in 1996 from the Investment Adviser as compensation for consulting services provided from time to time to the Investment Adviser. In addition, Mr. Laffer's son is an employee of the Investment Adviser.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated.

  The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor", review such actions and decide on general policy.

  The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $10,000 and $1,000 per Board meeting attended, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $1,500 and each member of the Audit Committee receives an additional $1,000 per meeting attended.

  Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees, which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

  Pursuant to the terms of the Management Agreement with the Trust, the Manager of Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1996 to the Directors who are not affiliated with the Manager or Subadviser and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996.

                              COMPENSATION TABLE

                                                                       TOTAL
                                     PENSION OR                     COMPENSATION
                                     RETIREMENT                      FROM FUND
                      AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL   AND FUND
                     COMPENSATION AS PART OF FUND   BENEFITS UPON   COMPLEX PAID
 NAME AND POSITION    FROM FUND       EXPENSES        RETIREMENT    TO DIRECTORS
 -----------------   ------------ ---------------- ---------------- ------------
Fred C. Applegate,     $14,000          None             N/A          $14,000(1)*
Director
Dann V. Angeloff,       17,000          None             N/A           17,000(1)*
Director
Theodore J. Coburn,     16,000          None             N/A           14,000(1)*
Director
Arthur B. Laffer,       14,000          None             N/A           16,000(1)*
Director
Charles E. Young,       16,000          None             N/A           16,000(1)*
Director

----------
* Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.
  As of February 7, 1997 the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of February 7, 1997, the only beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock of the Fund was Independent Trust Corp., Custodian Trust Funds 92-1, Attn: Gary Bertacchi 15255 S. 94th Avenue, Orland Park, IL 60462-3800, which held 961,708 Class C shares of the Fund (9.3%).

  As of February 7, 1997, Prudential Securities was the record holder for other beneficial owners of 5,616,325 Class A shares (or 54% of the outstanding Class A shares), 15,558,716 Class B shares (or 72% of the outstanding Class B shares) and 372,308 Class C shares (or 76% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders Prudential Securities will forward or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.

                                    MANAGER

  The Manager of the Fund is Prudential Mutual Fund Management LLC ("PMF" or the "Manager"), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996 the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

  Pursuant to the Management Agreement with the Company (the "Management Agreement"), and subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, PMF is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of portfolio securities. In this regard, PMF provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. The Investment Adviser provides the foregoing services to PMF pursuant to the terms of the Subadvisory Agreement among PMF, the Investment Adviser and the Company (the "Subadvisory Agreement"). Under the Management Agreement, PMF administers the Fund's corporate affairs, subject to the supervision of the Company's Board of Directors and, in connection therewith, furnishes the Fund with office facilities and ordinary clerical and bookkeeping services which are not furnished by the Fund's transfer and dividend disbursing agent and custodian. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

  For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate equal to .95 of 1% of the average daily net assets of the Fund. PMF pays the fees of the Investment Adviser (.75 of 1%) from this management fee.

  In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses: (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's Investment Adviser; (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and (c) the costs and expenses payable to the Investment Adviser pursuant to its Subadvisory Agreement.

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets, (b) the fees and expenses of Directors who are not affiliated with PMF or the Investment Adviser, (c) out-of-pocket travel expenses for all Directors and other expenses of Directors' meetings, (d) the fees and certain expenses of the Fund's custodian, (e) the fees and expenses of the Fund's transfer and dividend disbursing agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Fund's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (h) all taxes and corporate fees payable by the Fund to federal, state and other governmental agencies, (i) the fees of any trade association of which the Fund may be a member, (j) the cost of stock certificates representing, and non-negotiable share deposit receipts evidencing, shares of the Fund, (k) the cost of fidelity and liability insurance, (l) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statement, prospectus and statement of additional information for such purposes, (m) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (o) expenses assumed by the Fund pursuant to the Plans of Distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

  The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either PMF or the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Company, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 17, 1996 and by the shareholders of the Fund on April 22, 1991 effective as of June 10, 1991.

  For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, PMF received net management and administrative fees of $892,788, $754,705 and $708,486.

  Prudential Mutual Fund Management, Inc., the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated (PSI) and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

                              INVESTMENT ADVISER

  The Fund's Investment Adviser is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, San Diego, California 92101. The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership of which the general partner is Nicholas-Applegate Capital Management Holdings, Inc. (a California corporation owned by Mr. Nicholas).

  The Investment Adviser currently has fifteen partners (including Mr. Nicholas) who manage a staff of approximately 360 employees including 28 portfolio managers.

  The Investment Adviser acted as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund (the "Original Advisory Agreement") from the commencement of the Fund's operations (as a closed-end investment company) in April 1987 until its conversion to an open-end company in June 1991. The Original Advisory Agreement was initially approved by Arthur
E. Nicholas and Fred C. Applegate as the Fund's original shareholders and was approved by the Fund's public shareholders at the annual meetings of shareholders held in May 1988, May 1989 and April 1990. The Original Advisory Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Investment Adviser or the Fund, as defined in the Investment Company Act, in February 1991.

  Pursuant to the conversion of the Fund to an open-end mutual fund, the Original Advisory Agreement was terminated and the Management Agreement and the Subadvisory Agreement were entered into effective June 10, 1991. The Subadvisory Agreement was approved by the shareholders of the Fund on April 22, 1991, effective as of June 10, 1991. The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Board of Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 17, 1996. Under the Subadvisory Agreement, the Manager retains the Investment Adviser to manage the Fund's investment portfolio, subject to the direction of the

Company's Board of Directors and the Manager. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts. In addition to providing management and investment advisory services, the Investment Adviser compensates all Directors and officers of the Fund who are "interested persons" of the Investment Adviser, as such term is defined in the Investment Company Act.

  The Subadvisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which the Subadvisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations or a breach of its fiduciary duty under the Subadvisory Agreement. The Fund has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an investment adviser of the Fund. The Investment Adviser is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations or of a breach of its fiduciary duty under the Subadvisory Agreement.

  The Subadvisory Agreement further provides that the Fund may use "Nicholas-Applegate" as part of its name so long as the Subadvisory Agreement is in effect. Because the name "Nicholas-Applegate" is a property right of the Investment Adviser, the Investment Adviser, as well as Mr. Nicholas and Mr. Applegate, may, upon the termination of the Subadvisory Agreement, require the Fund to refrain from using the name "Nicholas-Applegate" in any form.

  The Manager pays to the Investment Adviser, as compensation for the services provided by the Investment Adviser under the Subadvisory Agreement, a fee at an annual rate equal to .75 of 1% of the average daily net assets of the Fund.

  Under the Original Advisory Agreement, the Investment Adviser's fee for its services as investment adviser to the Fund was a fee comprised of a basic fee (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance per share of the Fund in relation to the investment record of the S&P 500 for certain performance periods. The Basic Fee was a monthly fee equal to 1/12 of .75% (.75% on an annualized basis) of the average of the daily net assets of the Fund at the end of each month included in the applicable performance period. The Basic Fee for each such month was subject to increase or decrease depending on the extent, if any, by which the investment performance per share of the Fund exceeded or was exceeded by the percentage change in the investment record of the S&P 500 for such performance period. The Basic Fee was increased by 1/12 of .25% (to a total of 1/12 of 1.00%) if the investment performance per share of the Fund exceeded the percentage change in the S&P 500 for such performance period by nine or more percentage points, and was decreased by 1/12 of .25% (to a total of 1/12 of .50%) if the investment performance per share of the Fund was exceeded by the percentage change in the S&P 500 for such performance period by nine or more percentage points. If the investment performance per share of the Fund did not exceed, or was not exceeded by, the percentage change in the S&P 500 for a performance period by nine or more percentage points, the maximum percentage increase or decrease in the Basic Fee ( 1/12 of either +.25% or -.25%, respectively) was prorated for such performance period in the same proportion as the excess of the investment performance per share of the Fund over the percentage change in the investment record of the S&P 500, or as the excess of the percentage change in the investment record of the S&P 500 over the investment performance per share of the Fund, as the case may be, for such performance period bore to nine percentage points.

  During the years ended December 31, 1994, 1995 and 1996, the Fund and the Manager paid the Investment Adviser aggregate advisory fees of $2,665,258, $2,839,126 and $3,358,584, respectively, pursuant to the terms of the Subadvisory Agreement.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act), PMF or the Investment Adviser upon not more than 60 days' nor less than 30 days' written notice, without payment of any penalty. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  The Investment Adviser and its affiliated companies have adopted a personal investment policy consistent with Investment Company Institute guidelines. This policy includes, among other things, a ban on acquisitions of securities in an initial public offering; restrictions on acquisitions of securities in private placements; investment pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with a code of ethics; disclosure of personal holdings by certain personnel; blackout periods on personal investing for certain personnel; prohibition of short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.
                                  DISTRIBUTOR

  Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 ("Prudential Securities"), acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as Distributor of the Class A shares of the Fund.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the "Distribution Agreement"), PMFD and Prudential Securities (collectively the "Distributor") incur the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus. The Class A and Class B Distribution Plans were adopted by the Board of Directors, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to either Plan (the "Rule 12b-1 Directors"), on February 1, 1991, effective as of June 10, 1991. The holders of a majority of the Fund's outstanding Class A shares approved the Class A Plan on April 22, 1991. PMF, the sole shareholder of the Fund's Class B shares, approved the Class B Plan on June 10, 1991. The Class B Plan was approved by Class B shareholders of the Fund on May 18, 1992. On May 17, 1993, the Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc.
(NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). On May 17, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 17, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

  CLASS A PLAN. For the year ended December 31, 1996, PSI received payments of $246,258, under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. In addition, for the year ended December 31, 1996, PSI received approximately $268,000 in initial sales charges.

  CLASS B PLAN. For the year ended December 31, 1996, Prudential Securities received $3,048,413 from the Fund under the Class B Plan and spent approximately $1,943,300 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 1.0% ($14,300) was spent on printing and mailing of prospectuses and sales material to other than current shareholders; 28.7% ($558,000) was spent on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution related expenses, incurred by it for distribution of Class B shares; and 70.3% ($1,366,000) was spent on the aggregate of (i) commission credits to Prudential Securities branch offices for payments of commissions and account servicing fees to financial adviser [36.6% ($711,000)] and (ii) an allocation on account of overhead and other branch office distribution-related expenses [33.7% ($655,000)]. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996 Prudential Securities received approximately $719,200 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. Prudential Securities receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  For the year ended December 31, 1996, Prudential Securities received $58,615 from the Fund under the Class C Plan and spent approximately $59,000 in distributing the Fund's Class C Shares. It is estimated that of the latter amount, approximately 3.4% ($2,000) was spent on printing and mailing of prospectuses to other than current shareholders; 10.2% ($6,000) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 86.4% ($51,000) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (62.7% or $37,000) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (23.7% or $14,000). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $2,000 in contingent deferred sales charges attributable to Class C shares.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Class A, Class B and Class C Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors who are not interested persons of the Company will be committed to the Directors who are not interested persons of the Company.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1993, as amended. The Restated Distribution Agreement was last approved by the Directors, including a majority of the Rule 12b-1 Directors, on May 17, 1996.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

  On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

  On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD Inc., the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Company's Board of Directors and the oversight and review of the Manager, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Company.

  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Subadvisory Agreement and the expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Investment Adviser in connection with the Fund. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund. The Investment Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. During the fiscal year ended December 31, 1993, substantially all of the Fund's brokerage commissions were paid to firms which provided research services to the Fund's Investment Adviser.

  Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Investment Adviser, available investments are allocated in the discretion of the Investment Adviser by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market marker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

  Subject to the above considerations, Prudential Securities may act as a broker or dealer for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three-year period ended December 31, 1996.

                                           FISCAL YEAR ENDED DECEMBER 31,
                                          -----------------------------------
                                            1996      1995       1994
                                          --------  --------  ----------
Total brokerage commissions paid by the
 Fund...................................  $914,031  $884,934  $1,113,173
Total brokerage commissions paid to Pru-
 dential Securities.....................  $      0  $      0  $        0
Percentage of total brokerage commis-
 sions paid to Prudential Securities....         0%        0%          0%

  Of the total brokerage commissions paid during the year ended December 31, 1996 $757,069 or (82.8%) were paid to firms which provided research, statistical or other services to the Manager. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of the purchase (Class A shares) or on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5.00% and Class B, Class C* and Class Z shares are sold at net asset value. Using the Fund's net asset value at December 31, 1996, the maximum offering price of the Fund's shares is as follows:

       CLASS A
       Net asset value.................................................. $15.41
       Maximum sales charge (5.00% of offering price)...................    .81
                                                                         ------
       Offering price to public......................................... $16.22
                                                                         ======
       CLASS B
       Net asset value, offering price and redemption price per Class B share*.......................................................... $14.48
                                                                         ======
       CLASS C
       Net asset value, offering price and redemption price per Class C share*.......................................................... $14.48
                                                                         ======
       CLASS Z
       Net asset value, offering price and redemption price per Class Z share........................................................... $15.41
                                                                         ======

           ----------
           *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

  Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  In addition, an eligible group of related Fund Investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or
(ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must he held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction; however, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent except in the case of retirement and group plans may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or Participants in the retirement group or plan. Letters of Intent are not available to individual participants in retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES.

  The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                           REQUIRED DOCUMENTATION
Death                                        A copy of the shareholder's death
                                             certificate or, in the case of a trust, a
                                             copy of the grantor's death certificate,
                                             plus a copy of the trust agreement
                                             identifying the grantor.
Disability - An individual will be
considered disabled if he or she is unable   A copy of the Social Security
to engage in any substantial gainful         Administration award letter or a letter
activity by reason of any medically          from a physician on the physician's
determinable physical or mental impairment   letterhead stating that the shareholder
which can be expected to result in death or  (or, in the case of a trust, the grantor)
to be of long-continued and indefinite       is permanently disabled. The letter must
duration.                                    also indicate the date of disability.

CATEGORY OF WAIVER                     REQUIRED DOCUMENTATION
Distribution from an IRA or 403(b)     A Copy of the distribution form from the
Custodial Account                      custodial firm indicating (i) the date of
                                       birth of the shareholder and (ii) that
                                       the shareholder is over age 59 1/2 and is
                                       taking a normal distribution--signed by
                                       the shareholder.
Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the
                                       reason for the distribution.
Excess Contributions                   A letter from the shareholder (for an
                                       IRA) or the plan administrator/trustee on
                                       company letterhead indicating the amount
                                       of the excess and whether or not taxes
                                       have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%                2.0%
         Second.........................          2.0%                1.0%
         Third..........................          1.0%                  0%
         Fourth and thereafter..........            0%                  0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds (including new series of the Company) the shares of which may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series); Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets; and Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  ADDITIONAL DETAILS ABOUT THE EXCHANGE PRIVILEGE AND PROSPECTUSES FOR EACH OF THE PRUDENTIAL MUTUAL FUNDS ARE AVAILABLE FROM THE FUND'S TRANSFER AGENT, PRUDENTIAL SECURITIES OR PRUSEC. THE EXCHANGE PRIVILEGE MAY BE MODIFIED, TERMINATED OR SUSPENDED ON SIXTY DAYS' NOTICE, AND ANY FUND, INCLUDING THE FUND, OR THE DISTRIBUTOR HAS THE RIGHT TO REJECT ANY EXCHANGE APPLICATION RELATING TO SUCH FUND'S SHARES.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. A investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

PERIOD OF
MONTHLY INVESTMENTS:                         $100,000 $150,000 $200,000 $250,000
--------------------                         -------- -------- -------- --------
25 years....................................  $  110   $  165   $  220   $  275
20 years....................................     176      264      352      440
15 years....................................     296      444      592      740
10 years....................................     555      833    1,110    1,388
5 years.....................................   1,371    2,057    2,742    3,428

See "Automatic Savings Accumulation Plan."
----------
/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.

/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN ("ASAP")

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of such plan.

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

             CONTRIBUTIONS                   PERSONAL
              MADE OVER:                     SAVINGS                                    IRA
             -------------                   --------                                   ---
               10 years                      $ 26,165                                 $ 31,291
               15 years                        44,675                                   58,649
               20 years                        68,109                                   98,846
               25 years                        97,780                                  157,909
               30 years                       135,346                                  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The net asset value of a share of the Fund is calculated by dividing (i) the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by
(ii) the total number of shares outstanding. Net asset value is calculated separately for each class. The value of the investments and assets of the Fund is determined each business day. Portfolio securities that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (currently 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt securities with maturities of 60 days or less are valued at amortized cost if their term to maturity from date of purchase is less than 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board of Directors not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  In the event that the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors of the Company will reconsider the time at which net asset value is computed. In addition, the asset value of the Fund may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

  The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A and Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential among the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDEND AND DISTRIBUTION POLICY. The Fund's present policy, which may be changed by the Company's Board of Directors, is to make distributions of any net investment income and capital gains, if any, to shareholders annually.

  REGULATED INVESTMENT COMPANY. The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

  Dividends paid by the Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Fund is derived from dividends on common or preferred stock. Dividend income earned by the Fund will be eligible for the dividends received deduction only if the Fund has satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Fund for not less than 46 days (91 days in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Internal Revenue Code. Net capital gain distributions are not eligible for the dividends received deduction.

  Under the Internal Revenue Code, any distributions designated as being made from the Fund's net capital gains are taxable to its shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 28% for individual and corporate shareholders. Dividends and distributions are taxable as described whether received in cash or reinvested in additional shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  OTHER TAX INFORMATION. The Company may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Company may from time to time advertise the Fund's average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z Shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                 P(1+T)n = ERV

Where:P= a hypothetical initial payment of $1000.
   T= average annual total return.
   n= number of years.
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the period (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total return for Class A shares for the one, five and nine-and two-thirds year periods ended on December 31, 1996 was 11.45%, 11.46% and 12.16%, respectively. The average annual total return for Class B shares for the one, five and five-and-one-half year periods ended December 31, 1996 was 10.54%, 11.52% and 15.14%, respectively. The average annual total return for Class C shares for the one and two-and-one half year periods ended December 31, 1996 was 14.54% and 18.12%, respectively.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                        ERV -
                                          P
                                        -----
                       T              =
                                          P

Where:P= a hypothetical initial payment of $1000.
   T = aggregate total return.
   ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total return for Class A shares for the one, five and eight-and-two-third year periods ended on December 31, 1996 was 16.45%, 81.12% and 221.61%, respectively. The aggregate total return for Class B shares for the one, five and five-and-one-half year periods ended on December 31, 1996 was 15.54%, 73.51% and 120.03%, respectively. The aggregate total return for Class C shares for the one and two-and-one half year periods ended December 31, 1996 was 15.54% and 49.55%, respectively.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/



                                     (ART)


/1/Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1995 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

 CUSTODIAN, TRANSFER AND DIVIDENDDISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services LLC ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the year ended December 31, 1996, the Fund incurred fees of approximately $590,000 for the services of PMFS.

  Ernst & Young LLP serves as the Company's independent accountants and in that capacity audits the Company's annual financial statements with respect to the Fund.

NICHOLAS-APPLEGATE FUND, INC.                           Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND                          December 31, 1996

-------------------------------------------------------------
Shares             Description                      Value
                                                   (Note 1)
-------------------------------------------------------------
             COMMON STOCKS--93.8%
             CAPITAL GOODS--27.4%
             Computers-Services--6.0%
 80,900      Compaq Computer Corp.*.........   $    6,006,825
169,600      Dell Computer Corp.*...........        9,010,000
170,000      EMC Corporation*...............        5,631,250
137,700      Gateway 2000 Inc.*.............        7,375,556
                                               --------------
                                                   28,023,631
                                               --------------
             Electronic Components--7.1%
198,500      CompUSA Inc.*..................        4,094,063
150,500      FORE Systems, Inc.*............        4,947,687
 78,000      Intel Corp. ...................       10,213,125
260,000      Tech Data Corp.*...............        7,117,500
150,000      Vitesse Semiconductor Corp.*...        6,825,000
                                               --------------
                                                   33,197,375
                                               --------------
             Retail Specialty Chain--3.5%
165,100      Borders Group, Inc.*...........        5,922,962
162,500      Consolidated Stores Corp.*.....        5,220,313
178,800      Toys R Us, Inc.*...............        5,364,000
                                               --------------
                                                   16,507,275
                                               --------------
             Telecommunication--10.8%
220,000      ADC Telecommunications, Inc.*..        6,847,500
110,000      Andrew Corp.*..................        5,836,875
 91,900      Ascend Communications, Inc.*...        5,709,287
196,900      Ericsson (L.M.)
                Telephone Co., Inc. (ADR)...        5,943,919
 92,000      LCI International, Inc.*.......        1,978,000
265,000      NEXTEL Communications, Inc.*...        3,461,563
151,900      Nokia Corp. (ADR)..............        8,753,237
190,400      Teleport Communications
                Group Inc.*.................        5,807,200
170,000      Tellabs, Inc.*.................        6,396,250
                                               --------------
                                                   50,733,831
                                               --------------
             CONSUMER NON-DURABLES--17.3%
             Airlines--1.4%
105,700      UAL Corporation*...............        6,606,250
                                               --------------
             Drugs & Healthcare--10.2%
195,600      Biogen, Inc.*..................        7,579,500
120,800      Boston Scientific Corp.*.......        7,248,000
129,650      Cardinal Health, Inc. .........        7,552,112
167,100      Dura Pharmaceuticals, Inc.*....        7,979,025
156,300      HEALTHSOUTH Corp.*.............        6,037,088
110,000      Oxford Health Plans, Inc.*.....        6,441,875
121,300      Vertex Pharmaceuticals, Inc.*..        4,882,325
                                               --------------
                                                   47,719,925
                                               --------------
             Hotels & Restaurants--0.6%
180,900      Host Marriott Corp.*...........        2,894,400
                                               --------------
             Leisure And Recreation--3.6%
160,000      Harley-Davidson Inc. ..........        7,520,000
350,000      International Game Tech., Inc..        6,387,500
164,300      WMS Industries, Inc.*..........        3,286,000
                                               --------------
                                                   17,193,500
                                               --------------
             Retail-Services--1.5%
225,900      CUC International Inc.*........        5,365,125
 39,700      Kohl's Corp.*..................        1,558,225
                                               --------------
                                                    6,923,350
                                               --------------
             ENERGY--13.3%
             Oil & Gas-Production/Pipeline--9.9%
155,000      BJ Services Co.*...............        7,905,000
138,900      Burlington Resources, Inc. ....        6,997,087
119,500      Diamond Offshore
                Drilling, Inc.*.............        6,811,500
153,100      Pogo Producing Co. ............        7,233,975
175,000      Smith International, Inc.*.....        7,853,125
 50,200      United Meridian Corp.*.........        2,597,850
192,750      Williams Cos., Inc. ...........        7,228,125
                                               --------------
                                                   46,626,662
                                               --------------
             Oil Services--3.4%
180,000      ENSCO International Inc.*......        8,730,000
103,500      Western Atlas, Inc.*...........        7,335,563
                                               --------------
                                                   16,065,563
                                               --------------

See Notes to Financial Statements

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND

-------------------------------------------------------------
Shares             Description                      Value
                                                   (Note 1)
-------------------------------------------------------------
             ENVIRONMENTAL SECTOR--3.3%
             Pollution Control
             Equipment & Service--3.3%
239,700      Republic Industries, Inc.*.....     $  7,475,644
245,680      USA Waste Services, Inc.*......        7,831,050
                                               --------------
                                                   15,306,694
                                               --------------
             FINANCIAL SERVICES--11.3%
             Financial/Business Services--11.3%
160,000      APAC Teleservices Inc.*........        6,140,000
166,100      Associates First Capital Corp..        7,329,163
139,400      Danka Business
                Systems PLC (ADR)...........        4,931,275
210,000      Equifax, Inc. .................        6,431,250
162,000      Green Tree Financial Corp. ....        6,257,250
 86,800      MGIC Investment Corp. .........        6,596,800
233,800      Money Store, Inc. (The)........        6,458,725
196,600      SunAmerica, Inc. ..............        8,724,125
                                               --------------
                                                   52,868,588
                                               --------------
             GENERAL BUSINESS--8.2%
             Apparel & Textiles--8.2%
104,000      Gucci Group NV (ADR)...........        6,643,000
257,000      Jones Apparel Group, Inc.*.....        9,605,375
232,200      Mohawk Industries, Inc.*.......        5,108,400
216,900      Nautica Enterprises, Inc.*.....        5,476,725
 78,700      NIKE, Inc. ....................        4,702,325
149,300      Tommy Hilfiger Corp.*..........        7,166,400
                                               --------------
                                                   38,702,225
                                               --------------
             TECHNOLOGY SECTOR--13.0%
             Computer Hardware--1.1%
205,800      Sun Microsystems, Inc.*........        5,286,488
                                               --------------
             Computer-Software--11.9%
174,000      BMC Software Inc.*.............        7,199,250
202,400      Cambridge Technology
                Partners, Inc.*.............        6,793,050
 89,400      Computer Associates
                International, Inc. ........        4,447,650
124,300      McAfee Associates, Inc.*.......        5,469,200
 44,200      Microsoft Corp.*...............        3,652,025
112,000      Netscape
                Communications Corp.*.......        6,370,000
181,400      Parametric Technology Corp.*...        9,319,425
166,200      Rational Software Corp.*.......        6,575,287
130,000      Synopsys, Inc.*................        6,012,500
                                               --------------
                                                   55,838,387
                                               --------------
             Total common stocks
               (cost $347,551,519)..........      440,494,144
                                               --------------

Principal
 Amount
  (000)
---------

             SHORT-TERM INVESTMENTS--6.7%
             Commercial Paper--6.7%
             American Electric Power Co., Inc.
$ 8,032         6.55%, 1/2/97...............        8,030,539
             Merrill Lynch & Co., Inc.
 23,128         6.50%, 1/2/97...............       23,123,824
                                               --------------
                                                   31,154,363
                                               --------------
             Other
    115      Seven Seas Money Market Fund...          115,004
                                               --------------
             Total short-term investments
                (cost $31,269,367)..........       31,269,367
                                               --------------
             Total Investments--100.5%
                (cost $378,820,886; Note 4).      471,763,511
             Liabilities in excess of other
                assets--(0.5%)..............       (2,140,504)
                                               --------------
             Net Assets--100%...............     $469,623,007
                                               ==============

--------------
* Non-income producing security.
ADR--American Depository Receipt

                                               See Notes to Financial Statements

--------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Assets and Liabilities
--------------------------------------------------------------------------


Assets                                                   December 31, 1996
                                                         -----------------
Investments, at value (cost $378,820,886)................    $ 471,763,511
Cash.....................................................           43,789
Receivable for Fund shares sold..........................        2,281,118
Receivable for investments sold..........................        2,192,400
Dividends and interest receivable........................           45,558
Deferred expenses and other assets.......................            9,533
                                                             -------------
     Total assets........................................      476,335,909
                                                             -------------
Liabilities
Payable for investments purchased........................        4,529,796
Payable for Fund shares reacquired.......................        1,134,247
Management fee payable...................................          380,075
Accrued expenses.........................................          357,364
Distribution fee payable.................................          299,377
Directors' fees payable..................................           12,043
                                                             -------------
     Total liabilities...................................        6,712,902
                                                             -------------
Net Assets...............................................    $ 469,623,007
                                                             =============
Net assets were comprised of:
  Common stock, at par...................................    $     318,347
  Paid-in capital in excess of par.......................      355,155,899
                                                             -------------
                                                               355,474,246
  Accumulated net realized gain on investments...........       21,206,136
  Net unrealized appreciation on investments.............       92,942,625
                                                             -------------
Net assets, December 31, 1996............................    $ 469,623,007
                                                             =============
Class A:
  Net asset value and redemption price per share
    ($145,120,322 / 9,417,367 shares of common stock
    issued and outstanding)..............................           $15.41
  Maximum sales charge (5% of offering price)............               81
                                                                    ------
  Maximum offering price to public.......................           $16.22
                                                                    ======
Class B:
  Net asset value, offering price and redemption price
    per share ($317,767,563 / 21,952,085 shares of common
    stock issued and outstanding)........................           $14.48
                                                                    ======
Class C:
  Net asset value, offering price and redemption price
    per share ($6,735,122 / 465,271 shares of common
    stock issued and outstanding)........................           $14.48
                                                                    ======

See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Operations
--------------------------------------------------------------------------------

                                                      Year Ended
                                                   December 31, 1996
                                                  -------------------
Net Investment Loss
Income
 Dividends (net of foreign withholding taxes of
    $12,568).....................................     $    927,752
Interest.........................................        1,210,222
                                                      ------------
      Total income...............................        2,137,974
                                                      ------------
Expenses
      Management fees............................        4,251,372
      Distribution fee -- Class A................          246,258
      Distribution fee -- Class B................        3,048,413
      Distribution fee -- Class C................           58,615
      Transfer agent's fees and expenses.........          616,000
      Reports to shareholders....................          144,000
      Custodian's fees and expenses..............          140,000
      Registration fees..........................           79,000
      Insurance expense..........................           77,600
      Directors' fees............................           77,000
      Legal fees and expenses....................           50,000
      Audit fees and expenses....................           32,000
      Miscellaneous..............................           34,360
                                                      ------------
         Total expenses..........................        8,854,618
                                                      ------------
Net investment loss..............................       (6,716,644)
                                                      ------------
Realized and Unrealized Gain
on Investments

Net realized gain on investment transactions.....       72,328,335
Net change in unrealized appreciation/
   depreciation on investments...................         (173,258)
                                                      ------------
Net gain on investments..........................       72,155,077
                                                      ------------
Net Increase in Net Assets
Resulting from Operations........................      $65,438,433
                                                      ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                            Year Ended            Year Ended
                                            December 31,          December 31,
                                                1996                 1995
                                           -------------         -------------
Increase (Decrease)
in Net Assets
Operations
   Net investment loss.................    $   (6,716,644)       $  (5,354,509)
   Net realized gain on
    investment transactions............        72,328,335           37,652,628
   Net change in unrealized
    appreciation/depreciation
    on investments.....................          (173,258)          68,899,944
                                           --------------        -------------
  Net increase in
   net assets resulting
   from operations.....................        65,438,433          101,198,063
                                           --------------        -------------
 Net equalization debits...............           --                   (25,587)
                                           --------------        -------------
Distributions to shareholders
  from net realized gains on
  investments
      Class A..........................       (18,962,078)          (3,870,372)
      Class B..........................       (44,527,983)          (9,969,062)
      Class C..........................          (917,000)            (145,786)
                                           --------------        -------------
                                              (64,407,061)         (13,985,220)
                                           --------------        -------------
Fund share transactions (Note 5)
  (net of share conversions)
  Net proceeds from shares
   subscribed..........................       899,616,382          497,447,785
  Net asset value of shares
   issued to shareholders in
   reinvestment of
   distributions.......................        58,287,125           12,582,750
  Cost of shares reacquired............      (909,300,156)        (523,457,280)
                                           --------------        -------------
  Net increase (decrease) in
   net assets from Fund
   share transactions..................        48,603,351          (13,426,745)
                                           --------------        -------------
Total increase.........................        49,634,723           73,760,511

Net Assets
Beginning of year......................       419,988,284          346,227,773
                                           --------------        -------------
End of year............................    $  469,623,007        $ 419,988,284
                                           ==============        =============

See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

   Nicholas-Applegate Growth Equity Fund (the "Fund") is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June 7, 1991, the Fund ceased operations as a closed-end investment company. Effective June 10, 1991, trading in the Fund's shares was discontinued on the New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.

   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or excercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500.

Note 1. Accounting              The following is a summary
Policies                        of significant accounting
                                policies followed by the
                                Fund in the preparation of
                                its financial statements.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.

   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $25,587 undistributed net investment income at December 31, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.
Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination,
                                                          --------------
Disclosure, and Financial Statement Presentation of Income Capital Gain,
------------------------------------------------------------------------
and Return of Capital Distributions by Investment Companies. For the year
------------------------------------------------------------
ended December

31, 1996 the Fund decreased accumulated net investment loss by $6,716,644, and decreased paid-in capital by $6,716,644 due to the Fund experiencing a net investment loss during the year. Net realized gains and net assets were not affected by this change.

Note 2. Agreements

   The Fund has a management agreement with Prudential Mutual Fund Management, LLC ("PMF"). Pursuant to the management agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ("NACM"); NACM furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of the subadviser, the compensation of officers of the Fund who are employees of PMF, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PMF is computed daily and payable monthly at an annual rate of .95% of the average daily net assets of the Fund. PMF pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 1996 PMF earned $4,251,372 in management fees of which it paid $3,358,584 to NACM under the foregoing agreements.

   The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly.

   Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .18 of 1% of average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1996.

   PSI has advised the Fund that it has received approximately $268,300 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to PRUCO Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

   PSI advised the Fund that for the year ended December 31, 1996, it received approximately $721,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

   PSI, PMF and ("Prusec") are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America. ("Prudential")

   The Fund, along with other affiliated registered investment companies
(the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

Note 3. Other Transactions with Affiliates

   Prudential Mutual Fund Services, LLC ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended December 31, 1996, the Fund incurred fees of approximately $590,000 for the services of PMFS, of which approximately $52,700 was owed as of December 31, 1996. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.

Note 4. Portfolio Securities

   Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 aggregated $487,250,242 and $524,967,988, respectively.

   The cost basis of investments for federal income tax purposes at December 31, 1996 was $378,829,945 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $92,933,566 (gross unrealized appreciation--$100,985,442; gross unrealized depreciation--$8,051,876).

Note 5. Capital

   The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

   The Fund has authorized 100 million shares of common stock at $.01 par value per share equally divided into three classes, designated Class A, Class B and Class C shares.

Transactions in shares of common stock were as follows:


Class A                                      Shares            Amount
-------                                   -----------      ---------------
Year ended December 31, 1996:
Shares sold.......................         45,256,796      $   735,771,997
Shares issued in reinvestment
  of dividends and distributions..            983,300           15,498,673
Shares reacquired.................        (45,642,294)        (743,356,355)
                                         ------------       --------------
Net increase in shares
  outstanding before conversion...            597,802            7,914,315
Shares issued upon conversion
  from Class B....................            628,501           10,055,961
                                         ------------       --------------
Net increase in shares
   outstanding....................          1,226,303       $   17,970,276
                                         ------------       --------------
Year ended December 31, 1995:
Shares sold.......................         24,651,915       $  348,256,276
Shares issued in reinvestment of
    dividends and distributions...            215,625            3,115,781
Shares reacquired.................        (25,323,931)        (359,037,322)
                                         ============       ==============
Net decrease in shares
   outstanding before conversion..           (456,391)          (7,665,265)
Shares issued upon conversion
   from Class B...................          1,302,983           16,471,726
                                         ------------       --------------
Net increase in shares
  outstanding.....................            846,592       $    8,806,461
                                         ============       ==============


Class B
--------
Year ended December 31, 1996:
Shares sold.......................         10,219,707       $  155,199,983
Shares issued in reinvestment of
  distributions...................          2,823,157           41,917,160
Shares reacquired.................        (10,486,306)        (158,450,669)
                                         ------------       --------------
Net increase in shares
  outstanding before conversion...          2,556,558           38,666,474
Shares reacquired upon
  conversion into Class A.........           (664,025)         (10,055,961)
                                         ------------       --------------
Net increase in shares
   outstanding....................          1,892,533       $   28,610,513
                                         ============       ==============


Class B                                      Shares            Amount
---------                                   --------          --------
Year ended  December 31, 1995:
Shares sold.......................        10,704,150        $  145,320,817
Shares issued in reinvestment of
  distributions...................           675,282             9,325,642
Shares reacquired.................       (12,198,113)         (163,546,779)
                                         -----------        --------------
Net decrease in shares
  outstanding before conversion...          (818,681)           (8,900,320)
Shares reacquired upon
  conversion into Class A.........        (1,354,574)          (16,471,726)
                                         -----------        --------------
Net decrease in shares
   outstanding....................        (2,173,255)       $  (25,372,046)
                                         ============       ==============


Class C
---------
Year ended December 31, 1996:
Shares sold.......................            564,965       $    8,644,402
Shares issued in reinvestment of
   distributions..................             58,630              871,292
Shares reacquired.................           (496,192)          (7,493,132)
                                         ------------       --------------
Net increase in shares
   outstanding....................            127,403       $    2,022,562
                                         ============       ==============

Year ended December 31, 1995:
Shares sold.......................            297,211       $    3,870,692
Shares issued in reinvestment of
  distributions...................             10,241              141,327
Shares reacquired.................            (64,764)            (873,179)
                                         ------------       --------------
Net increase in shares
   outstanding....................            242,688       $    3,138,840
                                         ============       ==============

Note 6. Distributions                    On February 7, 1997, the
                                         Board of Directors of the
Fund declared a long-term capital distribution of $0.509 per share for Class A, B and C shares respectively, payable on February 28, 1997 to shareholders of record on February 14, 1997.

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                                    Class A
                                                 ----------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                 ----------------------------------------------------------------------------
                                                     1996           1995(a)         1994(a)          1993(a)         1992(a)
                                                 -----------      ----------      ----------       ----------      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........     $     15.18      $    11.99      $    13.56       $    12.77      $    11.73
                                                 -----------      ----------      ----------       ----------      ----------
Income from investment operations:
---------------------------------
Net investment loss.........................           (0.14)          (0.11)          (0.07)           (0.07)          (0.07)
Net realized and unrealized gain (loss) on
      investment transactions...............            2.64            3.82           (1.19)            2.63            1.11
                                                  -----------      ----------      ---------        ---------       ---------
      Total from investment operations......            2.50            3.71           (1.26)            2.56            1.04
                                                  -----------      ----------      ---------        ---------       ---------

Less distributions:
------------------
Distributions from net realized gains from
      investment transactions...............          (2.27)           (0.52)         (0.31)            (1.77)             --
                                                 ----------       ----------      ---------        ----------      ----------
      Total distributions...................          (2.27)           (0.52)         (0.31)            (1.77)             --
                                                 ----------       ----------      ---------        ----------      ----------
Net asset value, end of year................     $    15.41       $    15.18      $   11.99        $    13.56      $    12.77
                                                 ==========       ==========      =========        ==========      ==========
TOTAL RETURN(b):............................          16.45%           31.20%         (9.53)%           20.26%          8.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............       $145,120         $124,340      $  88,069         $  97,596      $  84,169
Average net assets (000)....................       $136,482         $109,740      $  93,620         $  90,332      $  74,005
Ratios to average net assets:
      Expenses, including distribution fee..           1.41%            1.44%          1.49%(d)          1.42%(d)       1.54%(d)
      Expenses, excluding distribution fee..           1.23%            1.27%          1.32%(d)          1.30%(d)       1.44%(d)
      Net investment loss...................          (0.93)%          (0.83)%        (0.59)%           (0.53)%        (0.63)%
For Class A, B and C shares:
Portfolio turnover rate(c)..................            113%             106%           110%              112%           107%
Average commission rate paid per share......         $.0588           $.0592            N/A               N/A            N/A

---------------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Current year amounts have been restated from prior periods presentation. N/A -- Not available

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   Class B
                                                 --------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 --------------------------------------------------------------------------
                                                    1996           1995(a)         1994(a)         1993(a)         1992(a)
                                                 ---------        ---------       ---------       ---------       ---------
PER SHARE
OPERATING PERFORMANCE:
Net asset value, beginning of year............      $14.49       $    11.56      $    13.18      $    12.56      $    11.65
                                                 ---------        ---------       ---------       ---------       ---------
Income from investment operations:
---------------------------------
Net investment loss...........................        (.24)           (0.22)          (0.17)          (0.18)          (0.16)
Net realized and unrealized gain (loss) on
    investment transactions...................        2.50             3.67           (1.14)           2.57            1.07
                                                 ---------        ---------       ---------       ---------       ---------
    Total from investment operations..........        2.26             3.45           (1.31)           2.39            0.91
                                                 ---------        ---------       ---------       ---------       ---------
Less distributions:
------------------
Distributions from net realized gains from
    investment transactions...................       (2.27)           (0.52)          (0.31)          (1.77)           --
                                                 ---------        ---------       ---------       ---------       ---------
    Total distributions.......................       (2.27)           (0.52)          (0.31)          (1.77)           --
                                                 ---------        ---------       ---------       ---------       ---------
Net asset value, end of year..................      $14.48        $   14.49       $   11.56       $   13.18       $   12.56
                                                 =========        =========       =========       =========       =========

TOTAL RETURN(b):..............................       15.54%           30.11%         (10.20)%         19.21%           7.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $317,768         $290,751        $257,059        $252,911        $123,306
Average net assets (000)......................    $304,841         $265,597        $261,285        $179,456        $ 80,531
Ratios to average net assets:
    Expenses, including distribution fee......       2.23%             2.27%           2.32%(c)        2.30%(c)        2.44%(c)
    Expenses, excluding distribution fee......       1.23%             1.27%           1.32%(c)        1.30%(c)        1.44%(c)
    Net investment loss.......................      (1.75)%           (1.66)%         (1.39)%         (1.40)%         (1.56)%

----------------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Current year amounts have been restated from prior periods presentation.

See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                         Class C
                                                   --------------------------------------------------
                                                                                          August  1,
                                                                                            1994(c)
                                                     Year Ended December 31,                Through
                                                   --------------------------            December 31,
                                                      1996            1995(a)               1994(a)
                                                   ----------       ----------           ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........      $    14.49       $    11.56           $      11.62

Income from investment operations:
---------------------------------
Net investment loss..........................           (0.22)           (0.22)                 (0.05)
Net realized and unrealized gain (loss) on
  investment transactions....................            2.48             3.67                  (0.01)
                                                   ----------       ----------            -----------
      Total from investment operations.......            2.26             3.45                  (0.06)
                                                   ----------       ----------            -----------
Less distributions:
------------------
Distributions from net realized gains from
  investment transactions....................           (2.27)           (0.52)                    --
                                                   ----------       ----------            -----------
  Total distributions........................           (2.27)           (0.52)                    --
                                                   ----------       ----------            -----------
Net asset value, end of period...............      $    14.48       $    14.49            $     11.56
                                                   ==========       ==========            ===========

TOTAL RETURN(b):.............................          15.54%            30.11%                 (0.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............      $   6,735        $    4,897            $     1,100
Average net assets (000).....................      $   5,862        $    2,961            $       225
Ratios to average net assets:
  Expenses, including distribution fee.......           2.23%             2.27%                  6.23%(d)(e)
  Expenses, excluding distribution fee.......           1.23%             1.27%                  5.23%(d)(e)
     Net investment loss.....................          (1.75)%           (1.63)%                (3.36)%(d)

--------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Commencement of offering Class C shares.
(d) Annualized.
(e) Current year amounts have been restated from prior periods presentation.

                                              See Notes to Financial Statements

--------------------------------------------------------------------------------
          R E P O R T   O F   I N D E P E N D E N T   A U D I T O R S
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Nicholas-Applegate Growth Equity Fund for each of the three years in the period ended December 31, 1994 for Class A and Class B shares, and for the period from August 1, 1994 (commencement of investment operations) to December 31, 1994 for Class C Shares, were audited by other auditors whose report dated February 8, 1995 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Los Angeles, California
February 3, 1997

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

GROWTH POTENTIAL OF MID-SIZED STOCKS

  Ending value of a $1,000 investment in mid- and large-sized stocks from 1/1/26 through 6/30/96.


                         [ART]


----------
Source: Ibbotson Associates' EnCorr Software, Chicago, IL as of 6/30/96. Used with permission. All rights reserved. The S&P mid-cap and 500 indices are unmanaged. Investor's cannot invest directly in stock indices. This Chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

            APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.
--------
/1/ Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
/2/ As of December 31, 1994.

                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.
--------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
--------
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
/6/ As of December 31, 1994.
/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     IV-3